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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


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                              FORM 8-K



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                           CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D)
               OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): November 12, 1997


                           ITT CORPORATION
       (Exact name of registrant as specified in its charter)




      Nevada
  (State or other           1-13960                      88-0340591
  jurisdiction of    (Commission File No.)   (IRS Employer Identification No.)
  incorporation)



                     1330 Avenue of the Americas
                       New York, NY 10019-5490
              (Address of principal executive offices)


                           (212) 258-1000
        (Registrant's telephone number, including area code)





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Item 5.  Other Information.

     On November 12, 1997, ITT Corporation (the "Company") agreed to amend the terms on which the Company will merge (the "Merger") with an entity jointly owned by Starwood Lodging Corporation ("Starwood") and Starwood Lodging Trust ("Starwood Trust"). The revised terms of the Merger are set forth in an Amended and Restated Agreement and Plan of Merger (the "Amended and Restated Merger Agreement") dated as of November 12, 1997, among the Company, Starwood, Starwood Trust and Chess Acquisition Corp. In the Merger, each share of the Company's common stock, no par value (the "Common Stock"), will be converted into the right to receive, at the holder's election, $85 in cash or Paired Shares (as defined below) with a value of $85, subject to certain collar provisions, or a combination thereof, subject to the limitation that the aggregate number of shares of Common Stock to be converted into the right to receive cash shall not exceed 30% nor be less that 18% of the total number of shares of Common Stock outstanding immediately prior to the effective time of the Merger. If the Merger closes after January 31, 1998, each holder of Common Stock will also be entitled to receive for each share of Common Stock converted in the Merger additional cash consideration in an amount equal to the interest that would accrue (without compounding) on $85 at an annual rate of 7% during the period from and including January 31, 1998 to but excluding the date of closing. The shares of common stock, par value $0.01 per share, of Starwood and the trust shares, par value $0.01 per share, of Starwood Trust trade as "paired shares" (the "Paired Shares") on the New York Stock Exchange.

     The Merger is subject to the approval of the stockholders of the Company, Starwood and Starwood Trust and other customary conditions.

     The foregoing summary of the Amended and Restated Merger
Agreement is not complete and is qualified in its entirety by reference to the text of the Amended and Restated Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

   (a) - (b)  Not applicable.


   (c)  Exhibits.


          2.1 Amended and Restated Agreement and Plan of Merger dated as of November 12, 1997, among Starwood Lodging Corporation, Chess Acquisition Corp., Starwood Lodging Trust and ITT Corporation.

          99.1    Text of Press Release of ITT Corporation issued
                  November 12, 1997.





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                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ITT CORPORATION.

                              By:   /s/ Patrick L. Donnelly
Date:  November 14, 1997         -------------------------------
                                 Name:  Patrick L. Donnelly
                                 Title: Vice President and Assistant
                                        General Counsel





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                          INDEX TO EXHIBITS



Exhibit No.             Description                   Sequential Page No.

     2.1    Amended and Restated Agreement and
            Plan of Merger dated as of November
            12, 1997, among Starwood Lodging
            Corporation, Chess Acquisition Corp.,
            Starwood Lodging Trust and ITT
            Corporation.

     99.1   Text of Press Release of ITT
            Corporation issued November 12, 1997.